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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     February 1, 1999
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                          ADVANCED HEALTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             005-48507                                 133893841
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     (Commission File Number)              (IRS Employer Identification No.)


        555 White Plains Road, Tarrytown, NY                  10591
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      (Address of Principal Executive Offices)             (Zip Code)


                                 (914) 524-4705
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.

         Effective February 1, 1999, Advanced Health Corporation (NASDAQ; ADVH) has changed the name under which it is conducting business to AHT Corporation and has begun trading under the new NASDAQ stock symbol AHTC. These changes mark AHT Corporation's focus on the growing healthcare e-commerce market.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADVANCED HEALTH CORPORATION, d/b/a AHT CORPORATION


Date:  February 12, 1999                     By:  /s/ Jeff Sauerhoff
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                                                Jeff Sauerhoff
                                                Chief Financial Officer